              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Preliminary Additional Materials
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.149-11(c) or
       Section 240.14a-12

Morgan Stanley Government Income Trust
Morgan Stanley Income Securities Inc.
Morgan Stanley Municipal Income Opportunities Trust

              (Names of Registrants as specified in their charter)

                               Lou Anne D. McInnis
              ----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      Set forth the amount on which the filing fee is calculated and state how it was determined.

4)    Proposed maximum aggregate value of transaction:

5)    Fee previously paid:

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                    MORGAN STANLEY GOVERNMENT INCOME TRUST
                     MORGAN STANLEY INCOME SECURITIES INC.
              MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD DECEMBER 13, 2005

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY
GOVERNMENT INCOME TRUST, MORGAN STANLEY INCOME SECURITIES INC. and MORGAN
STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST (individually, a "Fund" and, collectively, the "Funds"), two unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts and one corporation organized under the laws of Maryland, will be held jointly in the Auditorium, 3rd Floor at 1221 Avenue of the Americas, New York, New York 10020, on December 13, 2005
at 10:30 a.m., New York City time, for the following purposes:

     1. For MORGAN STANLEY GOVERNMENT INCOME TRUST and MORGAN STANLEY
   MUNICIPAL INCOME OPPORTUNITIES TRUST, to elect three Trustees to serve until the year 2008 Annual Meeting of each Fund; and for MORGAN STANLEY
   INCOME SECURITIES INC., to elect nine Directors to serve until the year
   2006 Annual Meeting, or in each case, until their successors shall have been elected and qualified.

     2. To transact such other business as may properly come before the
   Meetings or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on October
24, 2005 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meetings in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of each Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meetings.

                                 MARY E. MULLIN
                                   Secretary

November 14, 2005
New York, New York

--------------------------------------------------------------------------------
                                   IMPORTANT

       YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS
TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE
TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN
ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETINGS. THE ENCLOSED
ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL
BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE
INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE
ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                    MORGAN STANLEY GOVERNMENT INCOME TRUST
                     MORGAN STANLEY INCOME SECURITIES INC.
              MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST

             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

                             --------------------
                             JOINT PROXY STATEMENT
                             --------------------

                        ANNUAL MEETINGS OF SHAREHOLDERS

                               DECEMBER 13, 2005

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees/Directors (the "Board(s)") of
MORGAN STANLEY GOVERNMENT INCOME TRUST ("GVT"), MORGAN STANLEY INCOME
SECURITIES INC. ("ICB") and MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST
("OIA") (individually, a "Fund" and, collectively, the "Funds") for use at the
Annual Meetings of Shareholders of the Funds to be held jointly on December 13,
2005 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about November 14, 2005.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares/stock
("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Fund ("Shareholders")
will be voted for each of the nominees for election as Trustee/Director to be elected by Shareholders of that Fund set forth in the attached Notice of Annual
Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record of each Fund as of the close of business on October
24, 2005, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the
Record Date, there were outstanding 32,840,263 shares of beneficial interest of
GVT, 10,210,710 shares of common stock of ICB and 19,705,030 shares of beneficial interest of OIA outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding Shares of any of the Funds on that date. The percentage ownership of Shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of Shares outstanding.

     The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective
Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees/Directors, officers of the Funds, or officers and regular employees of Morgan Stanley
Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the
"Investment Adviser"), Morgan Stanley Trust ("Transfer Agent"), Morgan Stanley
Services Company Inc. ("Morgan Stanley Services" or the "Administrator") and/or
Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Fund may employ Computershare Fund Services, Inc.
("Computershare") to make telephone calls to Shareholders to remind them to vote. Each Fund may employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, each Fund would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting
Information Card accompanying this Joint Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

     In certain instances, the Transfer Agent and/or Computershare may call
Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate
Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions.
To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a
Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by
Computershare, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by
Computershare, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by the respective Fund.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because Shareholders may own shares of more than one Fund, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a Shareholder that owns record shares in two or more of the Funds will receive a package containing a Joint
Proxy Statement and proxy cards for the Funds in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a Shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Fund in which such Shareholder is a beneficial owner. If the proposed election of Trustees/Directors is approved by Shareholders of one
Fund and disapproved by Shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that
Shareholders complete, date, sign and return each enclosed proxy card or vote by touchtone telephone or Internet as indicated in each Fund's proxy card.

     Only one copy of this Joint Proxy Statement will be delivered to multiple
Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (800) 869-NEWS (toll-free).

                  ELECTION OF TRUSTEES/DIRECTORS FOR EACH FUND

     The number of Trustees/Directors of each Fund has been fixed by the
Trustees/Directors, pursuant to each Fund's Declaration of Trust or Articles of
Incorporation, at nine. There are presently nine Trustees/Directors for each
Fund. At the Meetings, the following nominees are to be elected to each Fund's
Board of Trustees/Directors to serve for the following terms, in accordance with each Fund's Declaration of Trust or Articles of Incorporation, as set
forth below:

                                       ICB --
GVT, OIA                               Until the year 2006
Until the year 2008 Annual Meeting     Annual Meeting
------------------------------------   -----------------------
Michael Bozic                          Michael Bozic
Charles A. Fiumefreddo                 Charles A. Fiumefreddo
James F. Higgins                       Edwin J. Garn
                                       Wayne E. Hedien
                                       James F. Higgins
                                       Manuel H. Johnson
                                       Joseph J. Kearns
                                       Michael E. Nugent
                                       Fergus Reid

     Seven of the current nine Trustees/Directors (Michael Bozic, Edwin J.
Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent
and Fergus Reid) are "Independent Trustees" or "Independent Directors," that is, Trustees or Directors who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the
"1940 Act"). The other two current Trustees/Directors, Charles A. Fiumefreddo and James F. Higgins, are "Interested Trustees/Directors," that is,
Trustees/Directors who are "interested persons" (as that term is defined in the
1940 Act) of the Funds and Morgan Stanley Investment Advisors and thus, are not
Independent Trustees or Independent Directors. The nominees for election as
Trustee or Director have been proposed by the Trustees or Directors now serving, or in the case of the nominees for positions as Independent Trustee or
Independent Director, by the Independent Trustees or Independent Directors now
serving. All of the members of the Boards have previously been elected by the
Shareholders of the Funds.

     The nominees of the Boards of Trustees/Directors for election as
Trustee/Director are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for GVT and OIA--Michael Bozic, Charles A. Fiumefreddo and
James F. Higgins; for ICB--Michael Bozic, Charles A. Fiumefreddo, Edwin J.
Garn, Wayne E. Hedien, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards of
Trustees/Directors may recommend or, in the case of an Independent
Trustee/Director nominee, as the Independent Trustees/Directors of each Fund may recommend. All of the nominees have consented to being named in this Joint
Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee/Director requires the approval of a majority of the Shares of the Fund represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Declaration of Trust of each of GVT and
OIA, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Boards of GVT and OIA previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs.
Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson, Kearns and
Reid; and Class III--Messrs. Garn and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, the Class I
Trustees for GVT and OIA are standing for election at this Meeting and will, if elected, serve until the year 2008 Annual Meeting for each Fund as set forth above or, in each case, until their successors shall have been elected and qualified.

     Pursuant to the provisions of the Articles of Incorporation of ICB, the terms of office of each Director will expire each year. Therefore, all of the
Directors of the Fund, if elected, will serve until the year 2006 Annual
Meeting of ICB, or until their successors shall have been elected and qualified.

     The Board of each Fund consists of nine Trustees/Directors. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by
Morgan Stanley Investment Management Inc., and Morgan Stanley AIP GP LP (the
"Institutional Funds"). The table below sets forth the following information as of December 31, 2004 regarding the nominees for election as Trustee/Director, as well as the executive officers of the Funds, and each of their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex
(defined below) overseen by each Trustee/Director or nominee Trustee/Director, and other directorships, if any, held by the Trustees/Directors. The Fund
Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser
(including, but not limited to, Morgan Stanley Investment Management Inc).

INDEPENDENT TRUSTEES/DIRECTORS

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                                                                                                COMPLEX
   NAME, AGE AND ADDRESS      POSITION(S)   LENGTH OF                                          OVERSEEN
      OF INDEPENDENT           HELD WITH       TIME             PRINCIPAL OCCUPATION(S)        BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
     TRUSTEE/DIRECTOR          THE FUNDS     SERVED*            DURING PAST 5 YEARS**          DIRECTOR        BY TRUSTEE/DIRECTOR
---------------------------   -----------   ---------    ----------------------------------   -----------   ------------------------

Michael Bozic (64)             Trustee/     Since        Private investor; Director or            197       Director of various
c/o Kramer Levin Naftalis      Director     April 1994   Trustee of the Retail Funds (since                 business organizations.
& Frankel LLP                                            April 1994) and the Institutional
Counsel to the Independent                               Funds (since July 2003); formerly
Trustees/Directors                                       Vice Chairman of Kmart
1177 Avenue of the Americas                              Corporation (December 1998-
New York, NY 10036                                       October 2000), Chairman and
                                                         Chief Executive Officer of Levitz
                                                         Furniture Corporation (November
                                                         1995-November 1998) and
                                                         President and Chief Executive
                                                         Officer of Hills Department Stores
                                                         (May 1991-July 1995); formerly
                                                         variously Chairman, Chief
                                                         Executive Officer, President and
                                                         Chief Operating Officer (1987-
                                                         1991) of the Sears Merchandise
                                                         Group of Sears, Roebuck & Co.

Edwin J. Garn (73)             Trustee/     Since        Consultant; Director or Trustee of       197       Director of Franklin
1031 N. Chartwell Court        Director     January      the Retail Funds (since January                    Covey (time management
Salt Lake City, UT 84103                    1993         1993) and the Institutional Funds                  systems), BMW Bank of
                                                         (since July 2003); member of the                   North America, Inc.
                                                         Utah Regional Advisory Board of                    (industrial loan
                                                         Pacific Corp. (Utility Company);                   corporation), Escrow
                                                         formerly Managing Director of                      Bank USA (industrial
                                                         Summit Ventures LLC (Lobbying                      loan corporation),
                                                         and Consulting Firm) (2000-2004);                  United Space Alliance
                                                         United States Senator (R-Utah)                     (joint venture between
                                                         (1974-1992) and Chairman, Senate                   Lockheed Martin and the
                                                         Banking Committee (1980-1986),                     Boeing Company) and
                                                         Mayor of Salt Lake City, Utah                      Nuskin Asia Pacific
                                                         (1971-1974), Astronaut, Space                      (multilevel marketing);
                                                         Shuttle Discovery (April 12-19,                    member of the board of
                                                         1985), and Vice Chairman,                          various civic and
                                                         Huntsman Corporation (chemical                     charitable
                                                         company).                                          organizations.

Wayne E. Hedien (71)           Trustee/     Since        Retired; Director or Trustee of          197       Director of The PMI
c/o Kramer Levin Naftalis      Director     September    the Retail Funds (since                            Group Inc. (private
& Frankel LLP                               1997         September 1997) and the                            mortgage insurance);
Counsel to the                                           Institutional Funds (since July                    Trustee and Vice
Independent Trustees/Directors                           2003); formerly associated with                    Chairman of The Field
1177 Avenue of the Americas                              the Allstate Companies                             Museum of Natural
New York, NY 10036                                       (1966-1994), most recently as                      History; director of
                                                         Chairman of The Allstate                           various other business
                                                         Corporation (March 1993-                           and charitable
                                                         December 1994) and Chairman                        organizations.
                                                         and Chief Executive Officer of its
                                                         wholly-owned subsidiary, Allstate
                                                         Insurance Company (July 1989-
                                                         December 1994).

----------
*  This is the earliest date the Trustee/Director began serving the Retail
   Funds. Each Trustee/Director serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Trustee/
   Director for the Retail Funds and the Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or Institutional
   Funds, as applicable.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX
    NAME, AGE AND ADDRESS     POSITION(S)   LENGTH OF                                          OVERSEEN
   OF INDEPENDENT TRUSTEE/     HELD WITH      TIME              PRINCIPAL OCCUPATION(S)       BY TRUSTEE/  OTHER DIRECTORSHIPS HELD
           DIRECTOR            THE FUNDS     SERVED*             DURING PAST 5 YEARS**         DIRECTOR      BY TRUSTEE/DIRECTOR
----------------------------  -----------   ---------   -----------------------------------   -----------  ------------------------

Dr. Manuel H. Johnson (56)    Trustee/      Since       Senior Partner, Johnson Smick             197      Director of NVR, Inc.
c/o Johnson Smick             Director      July 1991   International, Inc., a consulting                  (home construction);
Group, Inc.                                             firm; Chairman of the Audit                        Director of KFX Energy;
888 16th Street, NW                                     Committee and Director or                          Director of RBS Greenwich
Suite 740                                               Trustee of the Retail Funds (since                 Capital Holdings
Washington, D.C. 20006                                  July 1991) and the Institutional                   (financial holding
                                                        Funds (since July 2003);                           company).
                                                        Co-Chairman and a founder of
                                                        the Group of Seven Council
                                                        (G7C), an international economic
                                                        commission; formerly Vice
                                                        Chairman of the Board of
                                                        Governors of the Federal Reserve
                                                        System and Assistant Secretary of
                                                        the U.S. Treasury.

Joseph J. Kearns (63)         Trustee/      Since       President, Kearns & Associates            198      Director of Electro Rent
c/o Kearns & Associates LLC   Director      July 2003   LLC (investment consulting);                       Corporation (equipment
PMB754                                                  Deputy Chairman of the Audit                       leasing), The Ford Family
23852 Pacific Coast Highway                             Committee and Director or                          Foundation, and the UCLA
Malibu, CA 90265                                        Trustee of the Retail Funds (since                 Foundation.
                                                        July 2003) and the Institutional
                                                        Funds (since August 1994);
                                                        previously Chairman of the Audit
                                                        Committee of the Institutional
                                                        Funds (October 2001-July 2003);
                                                        formerly CFO of the J. Paul Getty
                                                        Trust.

Michael E. Nugent (69)        Trustee/      Since       General Partner of Triumph                197
c/o Triumph Capital, L.P.     Director      July 1991   Capital, L.P., a private investment
445 Park Avenue                                         partnership; Chairman of the
New York, NY 10022                                      Insurance Committee and
                                                        Director or Trustee of the Retail
                                                        Funds (since July 1991) and the
                                                        Institutional Funds (since
                                                        July 2001); formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (73)              Trustee/      Since       Chairman of Lumelite Plastics             198      Trustee and Director of
c/o Lumelite Plastics         Director      July 2003   Corporation; Chairman of the                       certain investment
Corporation                                             Governance Committee and                           companies in the JPMorgan
85 Charles Colman Blvd.                                 Director or Trustee of the Retail                  Funds complex managed by
Pawling, NY 12564                                       Funds (since July 2003) and the                    J.P. Morgan Investment
                                                        Institutional Funds (since                         Management Inc.
                                                        June 1992).

----------
*  This is the earliest date the Trustee/Director began serving the Retail
   Funds. Each Trustee/Director serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Trustee/
   Director for the Retail Funds and the Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or Institutional
   Funds, as applicable.

INTERESTED TRUSTEES/DIRECTORS
-----------------------------

     The Trustees/Directors who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Funds, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management
Trustee/Director (as of December 31, 2004) and the other directorships, if any, held by the Trustee/Director, are shown below.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX
   NAME, AGE AND ADDRESS       POSITION(S)   LENGTH OF                                        OVERSEEN
   OF MANAGEMENT TRUSTEE/       HELD WITH      TIME            PRINCIPAL OCCUPATION(S)       BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
          DIRECTOR              THE FUNDS     SERVED*            DURING PAST 5 YEARS**         DIRECTOR       BY TRUSTEE/DIRECTOR
----------------------------   -----------   ---------   --------------------------------    -----------   ------------------------

Charles A. Fiumefreddo (72)    Chairman      Since       Chairman and Director or Trustee       197        None.
c/o Morgan Stanley Trust       of the        July 1991   of the Retail Funds (since
Harborside Financial Center    Board and                 July 1991) and the Institutional
Plaza Two                      Trustee/                  Funds (since July 2003); formerly
Jersey City, NJ 07311          Director                  Chief Executive Officer of the
                                                         Retail Funds (until
                                                         September 2002).

James F. Higgins (57)          Trustee/      Since       Director or Trustee of the Retail      197        Director of AXA
c/o Morgan Stanley Trust       Director      June 2000   Funds (since June 2000) and the                   Financial, Inc. and The
Harborside Financial Center                              Institutional Funds (since July                   Equitable Life Assurance
Plaza Two                                                2003); Senior Advisor of Morgan                   Society of the United
Jersey City, NJ 07311                                    Stanley (since August 2000);                      States (financial
                                                         Director of the Distributor and                   services).
                                                         Dean Witter Realty Inc.;
                                                         previously President and Chief
                                                         Operating Officer of the Private
                                                         Client Group of Morgan Stanley
                                                         (May 1999- August 2000), and
                                                         President and Chief Operating
                                                         Officer of Individual Securities
                                                         of Morgan Stanley (February
                                                         1997-May 1999).

----------
*  This is the earliest date the Trustee/Director began serving the Retail
   Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Trustee/
   Director for the Retail Funds and the Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or Institutional
   Funds, as applicable.

OFFICERS OF THE FUNDS
---------------------

                               POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      EXECUTIVE OFFICER         THE FUNDS       SERVED*                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------   -----------  ---------------   ----------------------------------------------------------------------

Ronald E. Robison (66)         President    President since   President (since September 2005) and Principal Executive Officer of
1221 Avenue of the Americas    and          September 2005    funds in the Fund Complex (since May 2003); Managing Director of
New York, NY 10020             Principal    and Principal     Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing
                               Executive    Executive         Director and Director of Morgan Stanley Investment Management Inc.,
                               Officer      Officer since     Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.;
                                            May 2003          Managing Director, Chief Administrative Officer and Director of Morgan
                                                              Stanley Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc.; Chief Executive Officer and Director of Morgan Stanley Trust;
                                                              Director of Morgan Stanley SICAV (since May 2004); President (since
                                                              September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously, Executive Vice President (July
                                                              2003-September 2005) of funds in the Fund Complex and the Van
                                                              Kampen Funds. He was also previously President and Director of the
                                                              Institutional Funds (March 2001-July 2003), Chief Global Operations
                                                              Officer of Morgan Stanley Investment Management Inc. and Chief
                                                              Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62)       Vice         Since July        Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    President    1995              Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10020                                            Investment Officer of the Van Kampen Funds; Vice President of the
                                                              Institutional Funds (since July 2003) and the Retail Funds (since
                                                              July 1995).

Barry Fink (50)                Vice         Since             General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    President    February 1997     December 2000) of Morgan Stanley Investment Management; Managing
New York, NY 10020                                            Director (since December 2000), Secretary (since February 1997) and
                                                              Director of the Investment Adviser and the Administrator; Vice
                                                              President of the Retail Funds; Assistant Secretary of Morgan Stanley
                                                              DW; Vice President of the Institutional Funds (since July 2003);
                                                              Managing Director, Secretary and Director of the Distributor;
                                                              previously Secretary (February 1997-July 2003) of the Retail Funds and
                                                              General Counsel (February 1997-April 2004) of the Retail Funds; Vice
                                                              President and Assistant General Counsel of the Investment Adviser and
                                                              the Administrator (February 1997-December 2001).

Amy R. Doberman(43)            Vice         Since July 2004   Managing Director and General Counsel, U.S. Investment Management;
1221 Avenue of the Americas    President                      Managing Director of Morgan Stanley Investment Management Inc. and
New York, NY 10020                                            the Investment Adviser, Vice President of the Institutional and Retail
                                                              Funds (since July 2004); Vice President of the Van Kampen Funds (since
                                                              August 2004); previously, Managing Director and General Counsel --
                                                              Americas, UBS Global Asset Management (July 2000 -- July 2004) and
                                                              General Counsel, Aeltus Investment Management, Inc. (January 1997 --
                                                              July 2000).

Carsten Otto (41)              Chief        Since October     Executive Director and U.S. Director of Compliance for Morgan Stanley
1221 Avenue of the Americas    Compliance   2004              Investment Management (since October 2004); Executive Director of the
New York, NY 10020             Officer                        Investment Adviser and Morgan Stanley Investment Management Inc.;
                                                              formerly Assistant Secretary and Assistant General Counsel of the
                                                              Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Vice         Since July        Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    President    2003              Stanley Investment Management Inc. and the Investment Adviser; Vice
New York, NY 10020                                            President of the Institutional Funds (since December 1997) and the
                                                              Retail Funds (since July 2003); formerly practiced law with the New
                                                              York law firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (40)          Treasurer    Treasurer since   Executive Director of the Investment Adviser and the Administrator
c/o Morgan Stanley Trust       and          July 2003 and     (since December 2001); previously, Vice President of the Retail Funds
Harborside Financial Center    Chief        Chief Financial   (September 2002-July 2003), Vice President of the Investment Adviser
Plaza Two                      Financial    Officer since     and the Administrator (August 2000-November 2001) and Senior
Jersey City, NJ 07311          Officer      September 2002    Manager at PricewaterhouseCoopers LLP (January 1998-August 2000).

                               POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      EXECUTIVE OFFICER         THE FUNDS      SERVED*                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------   -----------  ---------------   ----------------------------------------------------------------------

Thomas F. Caloia (59)          Vice         Since July        Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust       President    2003              the Investment Adviser, the Distributor and the Administrator;
Harborside Financial Center                                   previously Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two                                                     formerly First Vice President of the Investment Adviser, the
Jersey City, NJ 07311                                         Distributor and the Administrator.

Mary E. Mullin (38)            Secretary    Since July 2003   Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                                   Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                            Secretary of the Institutional Funds (since June 1999) and the Retail
                                                              Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher
                                                              & Flom LLP.

----------
*   This is the earliest date the Officer began serving the Retail Funds. Each
    Officer serves an indefinite term, until his or her successor is elected.

**  The dates referenced below indicating commencement of service as an
    Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     For each Trustee/Director, the dollar range of equity securities beneficially owned by the Trustees/Directors in the Funds and in the Family of
Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan
Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) as of
December 31, 2004, is shown below.

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS    BY TRUSTEE/DIRECTOR IN FAMILY OF INVESTMENT
 NAME OF TRUSTEE/DIRECTOR              (AS OF DECEMBER 31, 2004)                  COMPANIES (AS OF DECEMBER 31, 2004)
-------------------------- ------------------------------------------------ -----------------------------------------------

INDEPENDENT:
Michael Bozic                                    None                                        over $100,000
Edwin J. Garn                                    None                                        over $100,000
Wayne E. Hedien                                  None                                        over $100,000
Dr. Manuel H. Johnson                            None                                        over $100,000
Joseph J. Kearns(1)                              None                                        over $100,000
Michael E. Nugent                                None                                        over $100,000
Fergus Reid(1)                                   None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                           None                                        over $100,000
James F. Higgins                                 None                                        over $100,000

----------
(1)   Includes the total amount of compensation deferred by the Trustee/Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee/Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds as of the record date.

THE INDEPENDENT TRUSTEES/DIRECTORS AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees/Directors. Seven Trustees/Directors have no affiliation or business connection with the Investment Adviser or

                                       10

any of its affiliated persons and do not own stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the
"disinterested" or "independent" Trustees/Directors. The Retail Funds seek as
Independent Trustees/Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees/Directors serve as members of the Audit Committee. In addition, three Trustees/
Directors, including two Independent Trustees/Directors, serve as members of the Insurance Committee, and three Independent Trustees/Directors serve as members of the Governance Committee.

     The Independent Trustees/Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Board of Trustees/Directors of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds'
independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full
Board.

     The members of the Audit Committee of each Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Funds' Audit
Committees is an "interested person," as defined under the 1940 Act, of any of the Funds. Each Independent Trustee/Director is also "independent" from each
Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE").
The current Chairman of the Audit Committees of each of the Funds is Dr. Manuel
H. Johnson. The current Deputy Chairman of the Audit Committee of each of the
Funds is Mr. Joseph J. Kearns. The Board of Trustees/Directors of each Fund has adopted a formal written charter for the Audit Committee which sets forth the
Audit Committee's responsibilities. A copy of the Audit Committee Charter is attached to this Joint Proxy Statement as Appendix A.

     The Board of Trustees/Directors of each Fund also has a Governance
Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees/Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the
Funds' Independent Trustees/Directors as candidates for election as Independent
Trustees/Directors, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's
Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Funds' Board of Trustees/Directors and any Board
committees and oversees periodic evaluations of the Funds' Board and its committees. The members of the Governance Committee of each Fund are currently
Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent
Trustee/Director. The current Chairman of the

                                       11

Governance Committees of all of the Funds is Fergus Reid. The Board of
Trustees/Directors for each Fund has adopted a formal written charter for the
Governance Committee which sets forth the Governance Committee's responsibilities. A copy of the Governance Committee Charter is attached to this Joint Proxy Statement as Appendix B.

     The Funds do not have a separate nominating committee. While each Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees/Directors, the Board of Trustees of each Fund believes that the task of nominating prospective Independent Trustees/Directors is important enough to require the participation of all current Independent
Trustees/Directors, rather than a separate committee consisting of only certain
Independent Trustees/Directors. Accordingly, each current Independent
Trustee/Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H.
Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid for all Funds)
participates in the election and nomination of candidates for election as
Independent Trustees/Directors for the respective Funds for which the
Independent Trustee/Director serves. Persons recommended by each Fund's
Governance Committee as candidates for nomination as Independent
Trustees/Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Funds, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees/Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from Shareholders to the Board.
Nominations from Shareholders should be in writing and sent to the Independent
Trustees/Directors as described below under the caption "Shareholder
Communications."

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Funds. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent
and Hedien are Independent Trustees. The current Chariman of the Insurance
Committee is Mr. Michael E. Nugent.

     The following chart sets forth the number of meetings of the Board, the
Committee of the Independent Trustees/Directors, the Audit Committee, the
Insurance Committee and the Governance Committee of each Fund during its most recent fiscal year. For the 2005 fiscal year, each Trustee/Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee/Director was a member of the Board.

      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                        COMMITTEE
                             RETAIL      OF THE
                            BOARD OF   INDEPENDENT
                           TRUSTEES/    TRUSTEES/     AUDIT     INSURANCE   GOVERNANCE
                 FISCAL    DIRECTORS    DIRECTORS   COMMITTEE   COMMITTEE   COMMITTEE
NAME OF FUND    YEAR-END    MEETINGS    MEETINGS     MEETINGS    MEETINGS    MEETINGS
-------------- ---------- ----------- ------------ ----------- ----------- -----------

GVT ..........  9/30/05       14            3           8           8           3
ICB ..........  9/30/05       14            3           8           8           3
OIA ..........  5/31/05       23            3           9           7           3

     For annual or special shareholder meetings, Trustees/Directors may but are not required to attend the meetings; and for each Fund's last annual shareholder meeting, no Trustees/Directors attended the meeting.

                                       12

AUDIT COMMITTEE REPORT

     At a meeting held on October 27, 2005 (GVT and ICB) and a meeting held on
April 28, 2005 (OIA), the Board of Trustees/Directors of each Fund, including a majority of the Trustees/Directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each
Fund, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ending September 30,
2006 (GVT and ICB) and May 31, 2006 (OIA).

     The Audit Committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for each Fund. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche
LLP any relevant matters required to be discussed under Statement on Auditing
Standards No. 61. Based on this review, the Audit Committee recommended to the
Board of Trustees/Directors of each Fund that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission.

     The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent registered public accounting firm their independence.

                                      The Audit Committee

                                      Dr. Manuel H. Johnson (Chairman)
                                      Joseph J. Kearns (Deputy Chairman)
                                      Michael Bozic
                                      Edwin J. Garn
                                      Wayne E. Hedien
                                      Michael E. Nugent
                                      Fergus Reid

     Representatives from Deloitte & Touche LLP are expected to be present at the Meetings. Shareholders will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP are expected to be available by telephone to respond to appropriate questions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES/DIRECTORS FOR THE
RETAIL FUNDS AND INSTITUTIONAL FUNDS

     The Independent Trustees/Directors and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent
Trustees/Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent
Trustees/Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund
Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees/Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same
Independent Trustees/Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of
Independent Trustees/Directors of the caliber, experience and business acumen of the individuals who serve as Independent Trustees/Directors of the Retail
Funds and Institutional Funds.

                                       13

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to each
Fund's Board of Trustees/ Directors. Shareholders should send communications intended for each Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each
Trustee/Director previously noted. Other shareholder communications received by each Fund not directly addressed and sent to the Fund's Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP BY TRUSTEES/DIRECTORS

     The Trustees/Directors have adopted a policy pursuant to which each
Trustee/Director and/or his or her spouse is required to invest at least
$100,000 in any of the funds in the Morgan Stanley Retail Funds and
Institutional Funds on whose boards the Trustee/Director serves. In addition, the policy contemplates that the Trustees/Directors will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement.
The Trustees/Directors may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee/  Director will be given a one-year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each Trustee/Director is in compliance with the policy. As of September 30, 2005, the total value of the investments by the Trustees/Directors and/or their spouses in shares of the Morgan Stanley
Retail Funds and Institutional Funds was approximately $32.3 million. This amount includes compensation deferred by the Trustee/Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail
Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

     As of the Record Date for these Meetings, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees/Directors as a group was less than one percent of each Fund's outstanding shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that each
Fund's executive officers and Trustees/Directors, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section
16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, Trustees/Directors and greater than 10%
beneficial holders complied with all applicable filing requirements.

COMPENSATION OF TRUSTEES/DIRECTORS

     Each Independent Trustee/Director receives an annual retainer fee of
$168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee/Director receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee/Director who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The
Chairman of the Audit Committee receives an additional annual retainer fee of
$60,000. Other Committee Chairmen and the Deputy Chairman of the Audit
Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee/Director is paid by the Retail
Funds and Institutional Funds and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr.
Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

                                       14

     The Funds also reimburse the Trustees/Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees/Directors of the Funds who are or have been employed by the
Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee/Director.

     Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee/Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of
Trustees/Directors throughout the year. Each eligible Trustee/Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds
(or portfolios thereof) that are offered as investment options under the DC
Plan. At the Trustee/Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee/Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee/Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees/Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan
(except for amounts paid during the 2004 calendar year which will remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation payable to each Fund's
Trustees/Directors from each Fund for the fiscal year ended September 30, 2005
(GVT and ICB) and May 31, 2005 (OIA) and the aggregate compensation payable to each of the Fund's Trustees/Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31,
2004.

                                 COMPENSATION

                                                                      NUMBER OF PORTFOLIOS
                                       TOTAL COMPENSATION FROM        IN THE FUND COMPLEX
                                       -----------------------  FROM WHICH THE TRUSTEE/DIRECTOR      TOTAL COMPENSATION
NAME OF INDEPENDENT TRUSTEE/DIRECTOR     GVT     ICB     OIA        RECEIVED COMPENSATION(5)      FROM THE FUND COMPLEX(5)
------------------------------------   ------- ------- ------- --------------------------------- -------------------------

Michael Bozic(1)(3) ..................  $380    $209    $180                  197                        $178,000
Edwin J. Garn(1)(3) ..................   380     209     180                  197                         178,000
Wayne E. Hedien(1)(2) ................   380     209     180                  197                         178,000
Dr. Manuel H. Johnson(1) .............   511     281     245                  197                         238,000
Joseph J. Kearns(1)(4) ...............   462     257     223                  198                         211,000
Michael E. Nugent(1)(2) ..............   446     245     213                  197                         208,000
Fergus Reid(1)(3) ....................   446     245     213                  198                         213,000

NAME OF INTERESTED TRUSTEE/DIRECTOR
-----------------------------------
Charles A. Fiumefreddo(2) ............   785     437     387                  197                         360,000
James F. Higgins .....................     0       0       0                  197                               0

----------
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.
(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.
(4)   Includes amounts deferred at the election of the Trustee/Director under the DC Plan.
(5)   Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

                                       15

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including the Funds, had adopted a retirement program under which an
Independent Trustee/Director who retired after serving for at least five years as an Independent Trustee/Director of any such fund (an "Eligible
Trustee/Director") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age.
On December 31, 2003, the amount of accrued retirement benefits for each
Eligible Trustee/Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee/Director's retirement as shown in the table below.

     The following tables illustrate the retirement benefits accrued to the
Funds' Independent Trustees/ Directors by the Funds for the fiscal year ended
September 30, 2005 (GVT and ICB) and May 31, 2005 (OIA) and by the Adopting
Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement from the Funds as of each Fund's last fiscal year and from the
Adopting Funds as of December 31, 2004. Messrs. Kearns and Reid do not
participate in the retirement program.

                                                  RETIREMENT BENEFITS ACCRUED AS EXPENSES
                                           -----------------------------------------------------
                                                BY            BY          BY          BY ALL
NAME OF INDEPENDENT TRUSTEES/DIRECTORS         GVT           ICB         OIA      ADOPTING FUNDS
----------------------------------------   -----------   -----------   -------   ---------------

Michael Bozic ..........................     $  416        $  416       $422         $19,437
Edwin J. Garn ..........................        (21)*         (21)*      262          28,779
Wayne E. Hedien ........................        828           828        815          37,860
Dr. Manuel H. Johnson ..................        407           407        410          19,701
Michael E. Nugent ......................        725           725        739          35,471

                                             ESTIMATED ANNUAL BENEFITS UPON RETIREMENT(1)
                                           ------------------------------------------------
                                             FROM       FROM       FROM         FROM ALL
NAME OF INDEPENDENT TRUSTEES/DIRECTORS        GVT        ICB        OIA      ADOPTING FUNDS
----------------------------------------   --------   --------   --------   ---------------

Michael Bozic ..........................    $  997     $  997     $  997        $46,871
Edwin J. Garn ..........................       990        990        984         46,917
Wayne E. Hedien ........................       853        853        843         40,020
Dr. Manuel H. Johnson ..................     1,451      1,451      1,451         68,630
Michael E. Nugent ......................     1,299      1,299      1,299         61,377

----------
*     Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense had been overaccrued.

(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's/Director's life.

     In addition, Messrs. Bozic, Garn, Hedien, Johnson, and Nugent received a lump sum benefit from the liquidation of a fund in the retirement plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

     THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES/DIRECTORS NOMINATED
FOR ELECTION.

THE INVESTMENT ADVISER

     Morgan Stanley Investment Advisors serves as each Fund's investment adviser pursuant to investment advisory agreements. Morgan Stanley Investment
Advisors maintains its offices at 1221 Avenue of the Americas, New York, New
York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of
Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

                                       16

     The Principal Executive Officers of Morgan Stanley Investment Advisors are
Owen D. Thomas, President and Chief Executive Officer, Ronald E. Robison,
Managing Director, Chief Administrative Officer and Director, and Barry Fink,
Managing Director, Secretary and Director. Mr. Thomas is currently a Managing
Director of Morgan Stanley. The principal occupations of Messrs. Robison and
Fink are described under the section "Election of Trustees/Directors for Each
Fund." The business address of the Executive Officer and other Directors is
1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley Services Company Inc. (the "Administrator"), a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of each Fund pursuant to an administration agreement. The Investment Adviser and the
Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is that of the Investment Adviser set forth above.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036.
Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analyses, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

          FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT FEES

     The aggregate fees for professional services billed by Deloitte & Touche
LLP in connection with the annual audit and review of financial statements of
GVT and ICB for the fiscal years ended September 30, 2004 and September 30,
2005, and in connection with the annual audit and review of financial statements of OIA for the fiscal years ended May 31, 2004 and May 31, 2005 are set forth below.

                    2004       2005
                 ----------  --------

GVT ..........    $30,116     32,616
ICB ..........    $30,116     32,616
OIA ..........    $28,990     30,048

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Deloitte & Touche LLP related to the annual audit of each Fund's financial statements for their respective fiscal years ended September 30, 2004 and September 30, 2005 (GVT and ICB) and
May 31, 2004 and May 31, 2005 (OIA) for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements are set forth below.

                  2004     2005
                 ------   -----

GVT ..........    $452     540
ICB ..........    $452     540
OIA ..........    $452     540

                                       17

TAX FEES

     The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Fund for their respective fiscal years ended September 30, 2004 and September 30, 2005 (GVT and ICB) and
May 31, 2004 and May 31, 2005 (OIA), which represent fees paid for the review of the Federal, state and local tax returns for each Fund are set forth below.

                   2004      2005
                 --------   -------

GVT ..........    $4,455     6,515
ICB ..........    $4,998     5,148
OIA ..........    $4,134     4,585

ALL OTHER FEES

     There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Fund for the respective fiscal years ended September 30, 2004 and September 30, 2005 (GVT and ICB) and May 31, 2004
and May 31, 2005 (OIA).

AUDIT COMMITTEE PRE-APPROVAL

     Each Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent registered public accounting firm. The Audit Committee Audit and
Non-Audit Pre-Approval Policy and Procedures requires each Fund's Audit
Committee to either generally pre-approve certain services without consideration of specific case-by-case services or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the
Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and tax services described above for which Deloitte &
Touche LLP billed each of the Funds' fees for the fiscal year ended September
30, 2005 (GVT and ICB) and May 31, 2005 (OIA) were pre-approved by each Fund's
Audit Committee.

AGGREGATE NON-AUDIT FEES PAID BY THE INVESTMENT ADVISER AND AFFILIATED ENTITIES

     The aggregate fees billed for professional services rendered by Deloitte &
Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment
Adviser for the fiscal years ended September 30, 2004 and 2005 (GVT and ICB)
amounted to approximately $5.61 million and $5.5 million, respectively, and for the fiscal years ended May 31, 2004 and 2005 (OIA) amounted to $4.02 million and $3.2 million, respectively. Such services for the fiscal years ended
September 30, 2004 and September 30, 2005 (GVT and ICB) and for the fiscal years ended May 31, 2004 and 2005 (OIA) included: (i) audit-related fees of approximately $5.07 million, $5 million, $3.36 million and $3.2 million, respectively, for the issuance of a report under Statement on Accounting
Standards No. 70 titled "Reports on the Processing of Transactions by Service
Organizations" and (ii) all other fees of approximately $545,000, $545,000,
$653,000 and $24,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

     The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the
Investment Adviser is compatible with maintaining the independence of Deloitte
& Touche LLP.

                                       18

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the
Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the
Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-votes" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual
Meeting of Shareholders of each respective Fund must be received no later than
July 13, 2006 for GVT, ICB and OIA, for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT, AND IN THE CASE OF GVT AND ICB, THE
MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN
PREVIOUSLY SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST
FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA
TWO, 2ND FLOOR, JERSEY CITY, NJ 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW,
Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees/Directors or Officers of the
Funds, may be deemed to have an interest in certain of the proposals described in this Joint Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Joint Proxy Statement, pursuant to which they are paid fees by the
Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by
Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons

                                       19

named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                    By Order of the Boards of Trustees/Directors

                                                    MARY E. MULLIN
                                                       Secretary

                                       20

                                                                      APPENDIX A

                                 CHARTER OF THE
                                AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services
Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit
Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent"
        directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person"
        of the Funds, as that term is defined in Section 2(a)(19) of the
        Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit
        Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor.
        To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

                                      A-1

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds'
        audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                                      A-2

                                                                      APPENDIX B

                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                 MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                                                    AS ADOPTED ON JULY 31, 2003
                                                              AND AS AMENDED ON
                                                                  APRIL 22, 2004

                                      B-1

1. MISSION STATEMENT

     The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors (referred to herein as the "Trustees" and collectively as the "Board") of each Fund listed in the attached Exhibit A(1).
The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the
Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2. COMPOSITION

     The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

     Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard
303.01 (2) and (3); (b) is a "disinterested person" as defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the
Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the "Independent Trustees."

3. MEETING OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance
Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its
discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance
Committee requests.

     The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4. AUTHORITY

     The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

----------
1 This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee
  Charter has been drafted as if there is a single Fund, a single Governance
  Committee and a single Board. The terms "Governance Committee," "Trustees"
  and "Board" mean the Governance Committee, Trustees and the Board of each
  Fund, respectively, unless the context otherwise requires. The Governance
  Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

                                      B-2

5. GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

     In carrying out its duties and responsibilities, the Governance
Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

   a. Board Candidates and Nominees
      -----------------------------

      The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

      i.   evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

      ii.  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's
           organizational documents. Persons recommended by the Governance
           Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New
           York Stock Exchange ("NYSE") as applicable to the Fund; and

      iii. review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

   b. Corporate Governance
      --------------------

      The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

      i.   monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

           (1) trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the Investment Company
               Act of 1940, as amended ("the 1940 Act"), and the NYSE;

           (2) trustee/director duties and responsibilities;

           (3) trustee/director access to management, and, as necessary and appropriate, independent advisers; and

           (4) trustee/director orientation and continuing education;

      ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

                                      B-3

      iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

   c. Periodic Evaluations
      --------------------

      The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance
      Committee shall establish procedures to allow it to exercise this oversight function.

      In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee
      shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

      The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the
      Board's or a Committee's policies or procedures. This report may be written or oral.

6. EVALUATION OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance
Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the
Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

     The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance
Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                                      B-4

                                   EXHIBIT A
                                   ---------

                                   FUND LIST
                                   ---------

                                MORGAN STANLEY
                        RETAIL AND INSTITUTIONAL FUNDS
                                      AT
                               OCTOBER 31, 2005

RETAIL FUNDS
------------
OPEN-END RETAIL FUNDS

TAXABLE MONEY MARKET FUNDS
--------------------------
1.  Active Assets Government Securities Trust
2.  Active Assets Institutional Government Securities Trust
3.  Active Assets Institutional Money Trust
4.  Active Assets Money Trust
5.  Morgan Stanley Liquid Asset Fund Inc.
6.  Morgan Stanley U.S. Government Money Market Trust

TAX-EXEMPT MONEY MARKET FUNDS
-----------------------------
7.  Active Assets California Tax-Free Trust
8.  Active Assets Tax-Free Trust
9.  Morgan Stanley California Tax-Free Daily Income Trust
10. Morgan Stanley New York Municipal Money Market Trust
11. Morgan Stanley Tax-Free Daily Income Trust

EQUITY FUNDS
------------
12. Morgan Stanley Aggressive Equity Fund
13. Morgan Stanley Allocator Fund
14. Morgan Stanley American Opportunities Fund
15. Morgan Stanley Biotechnology Fund
16. Morgan Stanley Capital Opportunities Trust
17. Morgan Stanley Developing Growth Securities Trust
18. Morgan Stanley Dividend Growth Securities Inc.
19. Morgan Stanley Equally-Weighted S&P 500 Fund
20. Morgan Stanley European Equity Fund Inc.
21. Morgan Stanley Financial Services Trust
22. Morgan Stanley Fundamental Value Fund
23. Morgan Stanley Global Advantage Fund
24. Morgan Stanley Global Dividend Growth Securities
25. Morgan Stanley Global Utilities Fund
26. Morgan Stanley Growth Fund
27. Morgan Stanley Health Sciences Trust
28. Morgan Stanley Income Builder Fund
29. Morgan Stanley Information Fund

                                      B-5

30. Morgan Stanley International Fund
31. Morgan Stanley International SmallCap Fund
32. Morgan Stanley International Value Equity Fund
33. Morgan Stanley Japan Fund
34. Morgan Stanley KLD Social Index Fund
35. Morgan Stanley Mid-Cap Value Fund
36. Morgan Stanley Multi-Asset Class Fund
37. Morgan Stanley Nasdaq-100 Index Fund
38. Morgan Stanley Natural Resource Development Securities Inc.
39. Morgan Stanley Pacific Growth Fund Inc.
40. Morgan Stanley Real Estate Fund
41. Morgan Stanley Small-Mid Special Value Fund
42. Morgan Stanley S&P 500 Index Fund
43. Morgan Stanley Special Growth Fund
44. Morgan Stanley Special Value Fund
45. Morgan Stanley Total Market Index Fund
46. Morgan Stanley Total Return Trust
47. Morgan Stanley Utilities Fund
48. Morgan Stanley Value Fund

BALANCED FUNDS
--------------
49. Morgan Stanley Balanced Growth Fund
50. Morgan Stanley Balanced Income Fund

ASSET ALLOCATION FUND
---------------------
51. Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS
--------------------------
52. Morgan Stanley Convertible Securities Trust
53. Morgan Stanley Flexible Income Trust
54. Morgan Stanley High Yield Securities Inc.
55. Morgan Stanley Income Trust
56. Morgan Stanley Limited Duration Fund
57. Morgan Stanley Limited Duration U.S. Treasury Trust
58. Morgan Stanley Mortgage Securities Trust
59. Morgan Stanley Total Return Income Securities Fund
60. Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS
-----------------------------
61. Morgan Stanley California Tax-Free Income Fund
62. Morgan Stanley Limited Term Municipal Trust
63. Morgan Stanley New York Tax-Free Income Fund
64. Morgan Stanley Tax-Exempt Securities Trust

                                      B-6

SPECIAL PURPOSE FUNDS
---------------------
65. Morgan Stanley Select Dimensions Investment Series
       o  American Opportunities Portfolio
       o  Balanced Growth Portfolio
       o  Capital Opportunities Portfolio
       o  Developing Growth Portfolio
       o  Dividend Growth Portfolio
       o  Equally-Weighted S&P 500 Portfolio
       o  Flexible Income Portfolio
       o  Global Equity Portfolio
       o  Growth Portfolio
       o  Money Market Portfolio
       o  Utilities Portfolio
66. Morgan Stanley Variable Investment Series
       o  Aggressive Equity Portfolio
       o  Dividend Growth Portfolio
       o  Equity Portfolio
       o  European Growth Portfolio
       o  Global Advantage Portfolio
       o  Global Dividend Growth Portfolio
       o  High Yield Portfolio
       o  Income Builder Portfolio
       o  Information Portfolio
       o  Limited Duration Portfolio
       o  Money Market Portfolio
       o  Quality Income Plus Portfolio
       o  S&P 500 Index Portfolio
       o  Strategist Portfolio
       o  Utilities Portfolio

CLOSED-END RETAIL FUNDS
-----------------------

TAXABLE FIXED-INCOME CLOSED-END FUNDS
-------------------------------------
67. Morgan Stanley Government Income Trust
68. Morgan Stanley Income Securities Inc.
69. Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS
----------------------------------------
70. Morgan Stanley California Insured Municipal Income Trust
71. Morgan Stanley California Quality Municipal Securities
72. Morgan Stanley Insured California Municipal Securities
73. Morgan Stanley Insured Municipal Bond Trust
74. Morgan Stanley Insured Municipal Income Trust
75. Morgan Stanley Insured Municipal Securities
76. Morgan Stanley Insured Municipal Trust
77. Morgan Stanley Municipal Income Opportunities Trust

                                      B-7

78. Morgan Stanley Municipal Income Opportunities Trust II
79. Morgan Stanley Municipal Income Opportunities Trust III
80. Morgan Stanley Municipal Premium Income Trust
81. Morgan Stanley New York Quality Municipal Securities
82. Morgan Stanley Quality Municipal Income Trust
83. Morgan Stanley Quality Municipal Investment Trust
84. Morgan Stanley Quality Municipal Securities

INSTITUTIONAL FUNDS
-------------------

OPEN-END INSTITUTIONAL FUNDS

1.  Morgan Stanley Institutional Fund, Inc.

    Active Portfolios:
       o  Active International Allocation Portfolio
       o  Emerging Markets Portfolio
       o  Emerging Markets Debt Portfolio
       o  Equity Growth Portfolio
       o  European Real Estate Portfolio
       o  Focus Equity Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  International Equity Portfolio
       o  International Magnum Portfolio
       o  International Small Cap Portfolio
       o  Money Market Portfolio
       o  Municipal Money Market Portfolio
       o  Small Company Growth Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Equity Portfolio

    Inactive Portfolios*:
       o  China Growth Portfolio
       o  Gold Portfolio
       o  Large Cap Relative Value Portfolio
       o  MicroCap Portfolio
       o  Mortgage-Backed Securities Portfolio
       o  Municipal Bond Portfolio
       o  U.S. Equity Plus Portfolio

----------
* Have not commenced or have ceased operations

                                      B-8

2.  Morgan Stanley Institutional Fund Trust
    Active Portfolios:
       o  Advisory Foreign Fixed Income II Portfolio
       o  Advisory Foreign Fixed Income Portfolio
       o  Advisory Mortgage Portfolio
       o  Balanced Portfolio
       o  Core Plus Fixed Income Portfolio
       o  Equity Portfolio
       o  High Yield Portfolio
       o  Intermediate Duration Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Limited Duration Portfolio
       o  Mid-Cap Growth Portfolio
       o  Municipal Portfolio
       o  U.S. Core Fixed Income Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  U.S. Small-Cap Value Portfolio
       o  Value Portfolio
    Inactive Portfolios*:
       o  Balanced Plus Portfolio
       o  Growth Portfolio
       o  Investment Grade Credit Advisory Portfolio
       o  Mortgage Advisory Portfolio
       o  New York Municipal Portfolio
       o  Targeted Duration Portfolio
       o  Value II Portfolio
3.  The Universal Institutional Funds, Inc.
    Active Portfolios:
       o  Core Plus Fixed Income Portfolio
       o  Emerging Markets Debt Portfolio
       o  Emerging Markets Equity Portfolio
       o  Equity and Income Portfolio
       o  Equity Growth Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  High Yield Portfolio
       o  International Magnum Portfolio
       o  Mid-Cap Growth Portfolio
       o  Money Market Portfolio
       o  Small Company Growth Portfolio
       o  Technology Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Portfolio

----------
* Have not commenced or have ceased operations

                                      B-9

    Inactive Portfolios*:
       o  Balanced Portfolio.
       o  Capital Preservation Portfolio
       o  Core Equity Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Latin American Portfolio
       o  Multi-Asset Class Portfolio
       o  Targeted Duration Portfolio

4.  Morgan Stanley Institutional Liquidity Funds
    Active Portfolios:
       o  Government Portfolio
       o  Money Market Portfolio
       o  Prime Portfolio
       o  Tax-Exempt Portfolio
       o  Treasury Portfolio
    Inactive Portfolios*:
       o  Government Securities Portfolio
       o  Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS
5.  Morgan Stanley Asia-Pacific Fund, Inc.
6.  Morgan Stanley Eastern Europe Fund, Inc.
7.  Morgan Stanley Emerging Markets Debt Fund, Inc.
8.  Morgan Stanley Emerging Markets Fund, Inc.
9.  Morgan Stanley Global Opportunity Bond Fund, Inc.
10. Morgan Stanley High Yield Fund, Inc.
11. The Latin American Discovery Fund, Inc.
12. The Malaysia Fund, Inc.
13. The Thai Fund, Inc.
14. The Turkish Investment Fund, Inc.

CLOSED-END FUND OF HEDGE FUNDS
15. Morgan Stanley Institutional Fund of Hedge Funds

IN REGISTRATION

MORGAN STANLEY RETAIL FUNDS
16. Morgan Stanley American Franchise Fund

FUNDS OF HEDGE FUNDS
17. Morgan Stanley Absolute Return Fund
18. Morgan Stanley Institutional Fund of Hedge Funds II

----------
* Have not commenced or have ceased operations

                                      B-10

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY             MORGAN STANLEY GOVERNMENT INCOME TRUST                   PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust on December 13, 2005 at 10:30 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192

                            999 99999 999 999

                            Note: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signers office. if a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                     15828_GVT_A

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE:[X]

1. Election of three (3) Trustees:                                                    FOR                WITHHOLD            FOR ALL
                                                                                                                              EXCEPT

   01. Michael Bozic   02. Charles A. Fiumefreddo   03. James F. Higgins              [ ]                  [ ]                  [ ]

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:

-------------------------------------------

                                                                        15828_A
   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                MORGAN STANLEY INCOME SECURITIES, INC.               PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on December 13, 2005 at 10:30 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE DIRECTORS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF DIRECTORS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE: 1-866-241-6192
                            999 99999 999 999

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                    15828_ICB_C

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                                      FOR                WITHHOLD            FOR ALL
                                                                                                                              EXCEPT
 1. Election of nine (9) Directors:                                                    [ ]                  [ ]                 [ ]

   01. Michael Bozic            02. Edwin J. Garn
   03. Wayne E. Hedien          04. James F. Higgins
   05. Manuel H. Johnson        06. Joseph J. Kearns
   07. Michael E. Nugent        08. Fergus Reid
   09. Charles A. Fiumefreddo

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:

-------------------------------------------

                                                                          158_C
   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY          MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST        PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 13, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust on December 13, 2005 at 10:30 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                     15828_OIA_B

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE:[X]

1. Election of three (3) Trustees:                                                    FOR                WITHHOLD            FOR ALL
                                                                                                                              EXCEPT

   01. Michael Bozic   02. Charles A. Fiumefreddo   03. James F. Higgins              [ ]                  [ ]                  [ ]

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:

-------------------------------------------

                                                                          158_B
   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                                       2